SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 29, 2008


                 INTERNATIONAL BUILDING TECHNOLOGIES GROUP, INC.
             (Exact name of registrant as specified in its charter)

         Nevada                          0-32323                20-1217659
(State or other jurisdiction           (Commission            (IRS Employer
     of incorporation)                 File Number)       Identification Number)

1151 Harbor Bay Parkway, Suite 202, Alameda, California            94502
     (Address of Principal Executive Offices)                    (Zip Code)

       Registrant's telephone number, including area code: (510) 814-3778

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2., below):

[ ] Written communications  pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-120

[ ] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement  communication  pursuant  to Rule  13c-4(c)  under  the
    Exchange Act (17 CFR 240.133-4(c))
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ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

On April 23, 2008, International Building Technology Group, Inc. ("INBG") rescinded an Asset Sale and Purchase Agreement ("ASPA") with Suining Yinfa Construction and Engineering Co., Ltd. ("Seller") entered into on July 8, 2007 and amended on September 28, 2007 and December 5, 2007.

The ASPA was an agreement to purchase from the seller a 51% interest in the Rosetop Project ("Project"). Both parties agree that the Project has been performing below projected expectations and the Project's transactions are not recorded as necessary to permit preparation of financial statements in conformity with U.S. generally accepted accounting principles as stipulated in section 9(g) of the ASPA amended December 5, 2007.

Both parties agree to rescind the ASPA and the Seller will return the 350,000 shares of INBG's Series E Preferred stock used to purchase the Project. INBG agrees to compensate the Seller for their work and time in connection with the ASPA with 35,000 shares of INBG's Series E Preferred stock.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

10.1 Rescission to the Asset Sale Purchase Agreement by and between International Building Technologies Group, Inc. and Suining Yinfa Construction and Engineering Co., Ltd., executed on April 23, 2008.

10.2 Amendment to Asset Sale and Purchase Agreement by and between International Building Technologies Group, Inc. and Suining Yinfa Construction and Engineering Co., Ltd., executed on December 5, 2007.

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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


DATED: April 29, 2008            INTERNATIONAL BUILDING TECHNOLOGIES GROUP, INC.


                                 By: /s/ Kenneth Yeung
                                    --------------------------------------------
                                    Kenneth Yeung
                                    President

                                  EXHIBIT INDEX


Exhibit No.                       Description of Exhibit
-----------                       ----------------------

10.1 Rescission to the Asset Sale Purchase Agreement by and between International Building Technologies Group, Inc. and Suining Yinfa Construction and Engineering Co., Ltd., executed on April 23, 2008.

10.2 Amendment to Asset Sale and Purchase Agreement by and between International Building Technologies Group, Inc. and Suining Yinfa Construction and Engineering Co., Ltd., executed on December 5, 2007.